U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                          __________________


                               FORM 8-K
                             AMENDMENT 1

                             CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


                           __________________


           Date of Report (Date of earliest event reported):
                            December 22, 1998



                     SOCRATES TECHNOLOGIES CORPORATION
                             (formerly MVSI, Inc.)
               (Exact name of registrant as specified in its charter)


                           __________________


            Delaware                 0-26614                 54-1707718
(State or other jurisdiction of    (Commission            (I.R.S. Employer
 incorporation or organization)    File Number)          Identification No.)

       9301 Peppercorn Place, Largo, MD                          20774
    (Address of principal executive offices)                  (Zip code)



             Registrant's telephone number, including area code:
                                 (301) 925-2200

       Former name or former address, if changed since last report:
                                    MVSI, Inc.
                   8133 Leesburg Pike, Suite 810, Vienna, VA 22182

                    SOCRATES TECHNOLOGIES CORPORATION

                 INFORMATION TO BE INCLUDED IN THE REPORT


  Item 1.   Changes in Control of Registrant.

            None.


  Item 2.   Acquisition or Disposition of Assets.

            None.


  Item 3.   Bankruptcy or Receivership.

            None.


  Item 4.   Changes in Registrant's Certifying Accountant.

            None.


  Item 5.   Other Events.

 		On December 22, 1998, Registrant's Board of Directors approved a change in the Registrant's fiscal year end from September 30th to December 31st, effective for the new fiscal year ending December 31, 1999.  Registrant will file a Form 10-K for the transition period ending December 31, 1998.


  Item 6.   Resignation of Registrant's Directors.

            None.


  Item 7.   Financial Statements, Pro Forma Financial Information and
            Exhibits.

            None.

  Item 8.   Change in Fiscal Year.

            None.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


---------------------

Date: February 16, 1999				_____________________________________
							                        Paul W. Richter, General Counsel,
                         Secretary and Vice President-Corporate	Development